UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2025

AquaBounty Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Ayer Road, Suite 4, Harvard, Massachusetts

(Address of principal executive offices)

01451

(Zip Code)

978-648-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 5.02 of this Current Report on Form 8-K/A is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported by AquaBounty Technologies, Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2025 (the “Initial Form 8-K”), on October 28, 2025, Sylvia Wulf delivered to the Company a written notice of resignation from the Board of Directors (the “Board”), with such resignation to become effective solely upon the occurrence of certain conditions, including the earlier to occur of (a) the closing of certain specified transactions or (b) January 31, 2026, provided that her resignation would be effective only if a customary directors and officers insurance tail policy was in place or approved to be obtained (the “Wulf Resignation Notice”).

Pursuant to its terms, the Wulf Resignation Notice expired on January 31, 2026 because the conditions to the effectiveness of Ms. Wulf’s resignation were not satisfied. Therefore, Ms. Wulf has not resigned from the Board and continues to serve as a director of the Company.

Rick Sterling’s notice of resignation (the “Sterling Resignation Notice”), which was also submitted on October 28, 2025, as previously disclosed in the Initial 8-K, remains in effect, subject to the satisfaction of certain conditions set forth in the Sterling Resignation Notice.

The resignation notices referenced above were not submitted as the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

Except as expressly set forth herein, this Current Report on Form 8-K/A does not amend the Initial 8-K in any way and does not modify or update any other disclosures contained in the Initial 8-K. This Current Report on Form 8-K/A supplements the Initial 8-K and should be read in conjunction with the Initial 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)

Date: February 4, 2026	/s/ David A. Frank
David A. Frank
Interim Chief Executive Officer, Chief Financial Officer and Treasurer